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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-70335 of THQ Inc. on Form S-3 of our report dated February 20, 1998, appearing in the Annual Report on Form 10-K of THQ Inc. for the year ended December 31, 1997 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




DELOITTE & TOUCHE LLP


Los Angeles, California
February 22, 1999